Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On December 15, 2025, Quantum X Labs Inc. (formerly known as Viewbix Inc.) (the “Company” or “Quantum Inc”) entered into a securities exchange agreement (the “Quantum Exchange Agreement”) with Quantum X Labs Ltd. (“Quantum Israel”) and certain of the shareholders of Quantum Israel (the “Quantum Israel Shareholders”) pursuant to which the Company agreed to issue to the Quantum Israel Shareholders an aggregate amount of up to 40.0% of the Company’s issued and outstanding capital stock as of December 15, 2025, inclusive of 800,000 shares of the Company’s common stock issuable by the Company in a private placement offering (the “Private Placement Shares”) that the Company entered into in November 2025, consisting of (i) up to 2,666,000 shares of the Company’s common stock, representing 19.99% of the Company’s issued and outstanding capital stock (the “Exchange Shares”), inclusive of the Private Placement Shares, and (ii) pre-funded warrants to purchase up to 4,447,595 shares of the Company’s common stock, representing the balance of up to the 40.0%, as of December 15, 2025, less the Exchange Shares, in exchange for up to 100%, but not less than 85%, of Quantum Israel’s issued and outstanding share capital on a fully diluted and post-closing basis, equal to an amount up to 589,319 of Quantum Israel’s ordinary shares (the “Acquisition”).

In addition, pursuant to the Quantum Exchange Agreement, the Company may issue to the Quantum Israel Shareholders up to 12,702,847 additional shares of the Company’s common stock or pre-funded warrants to purchase shares of the Company’s common stock, only following the 12-month anniversary of the closing date of the Acquisition and upon the achievement of specified post-closing milestones as defined in the Quantum Exchange Agreement.

On March 4, 2026, the Company closed the Acquisition (the “Closing Date”), pursuant to which the Company acquired 100% of Quantum Israel’s issued and outstanding share capital on a fully diluted, post-closing basis and Quantum Israel became a wholly owned subsidiary of the Company. On the Closing Date, the Company issued to the Quantum Israel Shareholders 1,866,000 shares of its common stock and pre-funded warrants to purchase 4,447,595 shares of its common stock. The pre-funded warrants were exercisable upon issuance at an exercise price of $0.0001 per share and will not expire until exercised in full.

The unaudited pro forma condensed combined balance sheets are based on the individual historical balance sheets of the Company and Quantum Israel, prepared in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, as of December 31, 2025, and has been prepared to reflect the effect of the Acquisition, which was completed on March 4, 2026, as if it had occurred on December 31, 2025. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 gives effect to the Acquisition as if it had occurred on January 1, 2025, the beginning of the Company’s fiscal year. The historical condensed combined financial information has been adjusted to give effect to pro forma events that are: 1) directly attributable to the Acquisition; 2) factually supportable; and 3) with respect to the statement of operations, expected to have a continuing impact on the combined results. The unaudited pro forma financial statements were prepared in accordance with Article 11 of the U.S. Securities and Exchange Commission, or the SEC, Regulation S-X, or Article 11 of Regulation S-X. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial information have been made, as further described in the accompanying notes.

The unaudited pro forma condensed combined financial information is derived from and should be read in conjunction with the Company’s historical audited financial statements for the year ended December 31, 2025 included in the Company’s Annual Report on Form 10-K filed to the SEC on March 27, 2026, (the “Annual Report”), the historical audited financial statements of Quantum Israel for the year ended December 31, 2025 included as Exhibit 99.1 to this Current Report on Form 8-K, or this Form 8-K.

The unaudited pro forma combined condensed financial information is presented for informational purposes only and is not necessarily indicative of the results of operations that would have resulted had the Acquisition described above been consummated at the dates indicated, nor is it necessarily indicative of the results of operations which may be realized in the future. Furthermore, the unaudited pro forma combined condensed financial information does not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the integration of the two companies.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

As of December 31, 2025

(U.S. dollars in thousands)

	Quantum Inc	Quantum Israel	Transaction Accounting Adjustments		Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$1,018	$260	$1,400	3(c)	$2,678
Restricted cash	-	13	-		13
Restricted deposit	20	-	-		20
Accounts receivables	315	-	-		-
Related parties	-	112	-		112
Other receivables	299	18	-		317

Total Current Assets	1,652	403	1,400		3,455

Non-current assets:
Deferred taxes	12	-	-		12
Property and equipment, net	56	3	-		59
Financial assets measured at cost method	600	-	-		600
Equity method investments	-	42	-		42
Intangible assets, net	2,045	-	1,600	3(a)	3,645
Goodwill	6,392	-	14,326	3(a)	20,718

Total Non-current Assets	9,105	45	15,926		25,076

Total Assets	$10,757	448	17,326		28,531

Liabilities
Current liabilities:
Accounts payable	$1,204	$-	$-		$1,204
Related parties	-	78	-		78
Short-term loans	260	-	-		260
Current maturities of long-term loans	781	-	-		781
Short-term convertible loans	867	-	-		867
Other payables	951	151	70	3(c)	1,172

Total Current liabilities	4,063	229	70		4,362

Non-current liabilities:
Long-term loans, net of current maturities	586	-	-		586
Deferred taxes	326	-	368	3(a)	694
Earn-out liability	793	-	-		793

Total None Current liabilities	1,705	-	368		2,073

Total Liabilities	$5,768	229	438		6,435

Shareholders’ Equity:
Common stock of $0.0001 par value	4	(* )	-		4
Additional paid-in-capital	$51,032	$544	16,519	3(b)	$68,095
Accumulated deficit	(46,047)	(273)	369	3(b)	(45,951)
Equity attributed to shareholders	4,989	271	16,888		22,148
Non-controlling interests	-	(52)	-		(52)

Total Equity	4,989	219	16,888		22,096

Total Liabilities and Shareholders’ Equity	10,757	448	17,326		28,531

(*) Ordinary shares, no par value.

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

For the year ended December 31, 2025

(U.S. dollars in thousands)

	Quantum Inc	Quantum Israel	Transaction Accounting Adjustments		Pro Forma
Revenues	$1,569	-			1,569

Costs and Expenses:
Traffic-acquisition and related costs	297	-	-		297
Research and development	69	192	-		261
Selling and marketing	100	-	-		100
General and administrative	1,625	196	-		1,821
Depreciation and amortization	848	-	-		848
Other expenses, net	814	-	-		814

Operating loss	2,184	388	-		2,572

Finance expenses (income), net	11,253	(21)	-		11,232
Gains from equity method investments, net	-	(42)	-		(42)

Loss from continuing operations before taxes	13,437	325	-		13,762

Income tax benefit	(39)	-	-		(39)

Net loss from continuing operations	13,398	325	-		13,723
Net loss from discontinued operations	7,417	-	-		7,417
Net loss	20,815	325	-		21,140

Net loss attributable to non-controlling interests	1,530	52	-		1,582
Net loss attributable to shareholders	19,285	273	-		19,558

Net loss from continuing operations attributable to:
Shareholders	13,398	273			13,671
Non-controlling interests	-	52			52
	13,398	325			13,723
Net loss from discontinued operation attributable to:
Shareholders	5,887	-	-		5,887
Non-controlling interests	1,530	-	-		1,530
	7,417	-	-		7,417

Net loss per share from continuing operations – Basic and diluted attributed to shareholders:	1.58	-	-		1.23
Net loss per share from discontinued operations – Basic and diluted attributed to shareholders:	0.69	-	-		0.52
Total net loss per share – Basic and diluted attributed to shareholders:	2.28	-	-		1.76

Weighted average number of shares – Basic and diluted:	8,474,057	-	2,666,000	3(b)	11,140,057

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Notes to Unaudited Pro Forma Condensed Combined Financial Information

Note 1 - Basis of presentation

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, presents pro forma effect to the Acquisition, which was completed on March 4, 2026, as if it had been completed on January 1, 2025 and was derived from the Company’s historical audited financial statements for the year ended December 31, 2025 included in the Annual Report and the historical audited financial statements of Quantum Israel for the year ended December 31, 2025 included as Exhibit 99.2 to this Form 8-K.

The unaudited pro forma condensed combined financial information herein has been prepared to illustrate the effects of the Acquisition in accordance with U.S. GAAP.

The unaudited pro forma condensed combined balance sheets as of December 31, 2025, assumes that the Acquisition occurred on December 31, 2025.

The unaudited pro forma condensed combined balance sheets as of December 31, 2025, has been prepared using, and should be read in conjunction with, the following:

●	The Company’s audited consolidated balance sheet as of December 31, 2025, and the related notes, included in the Annual Report; and

●	Quantum Israel’s audited consolidated balance sheet as of December 31, 2025, and the related notes, included as Exhibit 99.2 to this Form 8-K.

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The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, have been prepared using, and should be read in conjunction with, the following:

●	The Company’s audited consolidated statement of operations for the year ended December 31, 2025, and the related notes included in the Annual Report; and

●	Quantum Israel’s audited consolidated statement of operations for the period from January 12, 2025 (date of incorporation) to December 31, 2025 and the related notes attached as Exhibit 99.2 to this Form 8-K.

Information has been prepared based on these preliminary estimates, and the final amounts recorded may differ materially from the information presented. The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Acquisition.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. The pro forma adjustments reflecting the consummation of the Acquisition are based on certain currently available information and certain assumptions and methodologies that the Company believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. The Company believes that these assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Acquisition based on information available to management at the time of the Closing Date and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is presented solely for informational purposes and is not necessarily indicative of the combined results of operations or balance sheets that might have been achieved for the periods presented, nor is it necessarily indicative of the future results of the combined company.

The unaudited pro forma condensed combined financial information does not necessarily reflect what the combined company’s financial condition or results of operations would have been had the transactions occurred on the dates indicated. The unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual balance sheets and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

Note 2 - Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction, or Transaction Accounting Adjustments, and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur, or Management’s Adjustments. The Company has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.

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The unaudited pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the combined company following consummation of the Acquisition filed consolidated income tax returns during the periods presented.

Note 3 - Pro Forma Adjustments

The following describes the pro forma adjustments related to the Acquisition, that have been made in the accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025, giving effect to the Acquisition as if it had been consummated on January 1, 2025, all of which are based on preliminary estimates that could change significantly as additional information is obtained:

(a) The preliminary purchase price allocation is as follows (in thousand):

Consideration paid in Company’s shares and pre-funded warrants		$10,670
Earn-out arising from the acquisition		5,222
Total cost of the acquisition		15,892

Less: Acquired tangible assets		334
Excess purchase price		15,558

Fair value adjustments:
Intangible asset – in-process research and development	1,600
Deferred tax liabilities	(368)
Total fair value adjustments		1,232

Goodwill		14,326

The consideration of $10,670 thousand paid in Company’s shares and pre-funded warrants to purchase Company’s shares, which were allocated to the Quantum Israel Shareholders at the Closing Date.

The earn-out arising from the acquisition of $5,222 represents the estimated fair value of the earn-out to be paid in Company’s shares or pre-funded warrants to the Quantum Israel Shareholders upon the achievement of certain milestones during the 12-month anniversary of the Closing Date.

The allocation of the purchase price as reflected in this pro forma condensed combined financial information has been based upon estimates of the fair value of assets acquired and liabilities assumed as of the Closing Date. Management, with the assistance of independent valuation specialists, is currently assessing the final fair values of the tangible and intangible assets acquired and liabilities assumed. A final determination of the fair values is still subject to the completion of further analyses from those used in the pro forma condensed combined financial information.

The pro forma adjustments give effect to the forward acquisition accounting, and specifically:

(1)	to recognize $1,600 thousand of Quantum Israel’s identified intangible assets comprised of in-process research and development which is classified as an indefinite-lived intangible asset;

(2)	to recognize $368 thousand of Quantum Israel’s deferred tax liabilities associated with the identified intangible asset; and

(3)	to recognize Quantum Israel’s goodwill of $14,326 thousand.

(b)	Represents the issuance of the Company’s shares and pre-funded warrants to the Quantum Israel Shareholders, the issuance of the Private Placement Shares and the consolidation equity elimination upon consolidation of Quantum Israel.

(c)	The aggregate gross proceeds received by the Company under the private placement offering were $1,400. The Company incurred issuance costs of $70 which were paid subsequent to the Closing Date, in April 2026.

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